[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                        TEMPLETON EMERGING MARKETS FUND

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders (the "Meeting") scheduled for February 22, 2008 at 12 Noon, Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Fund (the "Fund"). If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR the Proposal.

   We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                        TEMPLETON EMERGING MARKETS FUND

                 NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets Fund (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12/th/ Floor, Fort Lauderdale, Florida 33394-3091 on February 22, 2008 at 12 Noon, Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposal:

        . The election of four Trustees of the Fund to hold office for the terms specified.

                                          By Order of the Board of Trustees,

                                          Robert C. Rosselot
                                          Secretary

January 14, 2008


  Please sign and promptly return the proxy card in the enclosed self-addressed envelope regardless of the number of shares you own.

                        TEMPLETON EMERGING MARKETS FUND

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Trustees of Templeton Emerging Markets Fund (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.

  Who is eligible to vote?

   Shareholders of record at the close of business on December 31, 2007 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about January 14, 2008.

  On what issue am I being asked to vote?

   You are being asked to vote on the election of four nominees to the position of Trustee.

  How do the Fund's Trustees recommend that I vote?

   The Trustees unanimously recommend that you vote FOR the election of the four nominees.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted FOR the election of all nominees as Trustee.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

..THE PROPOSAL:  ELECTION OF TRUSTEES

  How are nominees selected?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee consisting of Edith E. Holiday (Chairperson), Frank J. Crothers and Frank A. Olson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as the "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as the "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or Board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and
(ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

  Who are the nominees and Trustees?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees expire. Harris J. Ashton, Frank J. Crothers and Edith E. Holiday have been nominated for three-year terms, set to expire at the 2011 Annual Meeting of Shareholders. In addition, Ann Torre Bates has been nominated for a one-year term, set to expire at the 2009 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board, however, Ann Torre Bates is standing for election by the shareholders of the Fund for the first time. An incumbent Interested Trustee recommended Ann Torre Bates for consideration by the Nominating Committee as nominee for Trustee. All nominees are deemed to be Independent Trustees. In addition, all of the current nominees and Trustees are also directors or trustees of other Franklin(R) funds, Templeton(R) funds, and/or Mutual Series funds.

   Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.7% and 15.3%, respectively, of its outstanding shares as of August 31, 2007. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Fund, and Gregory E. Johnson, Trustee of the Fund, are father and son. Rupert H. Johnson, Jr., Vice President of the Fund, is the brother of Charles B. Johnson and the uncle of Gregory E. Johnson. There are no other family relationships among any of the Trustees or nominees for Trustee.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for the nominees and Trustees, are their names, year of birth and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and other directorships held by the nominee or Trustee.


Nominees for Independent Trustees to serve until 2011 Annual Meeting of Shareholders:
                                                           Number of
                                                         Portfolios in
                                                           Franklin
                                                           Templeton
                                                          Investments
                                                         Fund Complex
                                             Length of     Overseen
Name, Year of Birth and Address   Position  Time Served   by Trustee*       Other Directorships Held
----------------------------------------------------------------------------------------------------------
Harris J. Ashton (1932)           Trustee   Since 1992        141       Bar-S Foods (meat packing
  500 East Broward Blvd.                                                company).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------
Frank J. Crothers (1944)          Trustee   Since 1999        20        Fortis, Inc. (utility holding
  500 East Broward Blvd.                                                company), Nuinsco Resources
  Suite 2100                                                            Limited (mineral exploration),
  Fort Lauderdale, FL 33394-3091                                        Royal Fidelity Merchant Bank &
                                                                        Trust Limited (financial
                                                                        services), C.A. Bancorp Inc.
                                                                        (financial services), Victory
                                                                        Nickel Inc. (mineral
                                                                        exploration), ABACO Markets
                                                                        Limited (retail distributors) and
                                                                        Belize Electricity Limited
                                                                        (electric utility).

Principal Occupation During Past 5 Years:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.
(electric utility); Director, Provo Power Company Ltd.; director of various other business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
----------------------------------------------------------------------------------------------------------

                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                                  Length of      Overseen
Name, Year of Birth and Address     Position     Time Served    by Trustee*        Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (1952)               Lead         Trustee          141       Hess Corporation (exploration
  500 East Broward Blvd.           Independent   since 1996                   and refining of oil and gas), H.J.
  Suite 2100                         Trustee      and Lead                    Heinz Company (processed
  Fort Lauderdale, FL 33394-3091                 Independent                  foods and allied products), RTI
                                                Trustee since                 International Metals, Inc.
                                                December 2007                 (manufacture and distribution of
                                                                              titanium), Canadian National
                                                                              Railway (railroad) and White
                                                                              Mountains Insurance Group, Ltd.
                                                                              (holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------

Nominee for Independent Trustee to serve until 2009 Annual Meeting of Shareholders:
Ann Torre Bates (1958)               Trustee        Since           27        SLM Corporation (Sallie Mae)
  500 East Broward Blvd.                        January 2008                  and Allied Capital Corporation
  Suite 2100                                                                  (financial services).
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial
Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer,
US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2010 Annual Meeting of Shareholders:
Frank A. Olson (1932)                Trustee     Since 2003         141       Hess Corporation (exploration
  500 East Broward Blvd.                                                      and refining of oil and gas) and
  Suite 2100                                                                  Sentient Jet (private jet service).
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and
Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive
Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------

                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                                  Length of      Overseen
Name, Year of Birth and Address       Position   Time Served    by Trustee*    Other Directorships Held
---------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (1954)   Trustee    Since 1999         20                   None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
---------------------------------------------------------------------------------------------------------

         Interested Trustees serving until 2010 Annual Meeting of Shareholders:

         **Charles B. Johnson (1933)                 Chairman of          Chairman of         141        None
           One Franklin Parkway                      the Board,          the Board and
           San Mateo, CA 94403-1906                  Trustee and         Trustee since
                                                        Vice             1995 and Vice
                                                      President            President
                                                                          since 1992

         Principal Occupation During Past 5 Years:
         Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Director,
         Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
         Investments.
         -----------------------------------------------------------------------------------------------------------
         **Gregory E. Johnson (1961)                   Trustee            Since 2007          92         None
           One Franklin Parkway
           San Mateo, CA 94403-1906

         Principal Occupation During Past 5 Years:
         Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
         Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin
         Templeton Investments.
         ----------------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2009 Annual Meeting of Shareholders:
                                                              Number of
                                                            Portfolios in
                                                              Franklin
                                                              Templeton
                                                             Investments
                                                            Fund Complex
                                               Length of      Overseen
Name, Year of Birth and Address    Position   Time Served    by Trustee*        Other Directorships Held
-------------------------------------------------------------------------------------------------------------
David W. Niemiec (1949)            Trustee    Since 2005         20         Emeritus Corporation (assisted
  500 East Broward Blvd.                                                    living) and OSI Pharmaceuticals,
  Suite 2100                                                                Inc. (pharmaceutical products).
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and formerly, Managing
Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998);
Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon,
Read & Co. Inc. (1982-1997).
-------------------------------------------------------------------------------------------------------------
Larry D. Thompson (1945)           Trustee    Since 2005         141                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President--Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products);
and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)((1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University
of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-------------------------------------------------------------------------------------------------------------
Robert E. Wade (1946)              Trustee    Since 2006         34         El Oro and Exploration Co.,
  500 East Broward Blvd.                                                    p.l.c. (investments) and ARC
  Suite 2100                                                                Wireless Solutions, Inc.
  Fort Lauderdale, FL 33394-3091                                            (wireless components and
                                                                            network products).

Principal Occupation During Past 5 Years:
Practicing attorney.
-------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers, and also may share a common underwriter.

** Charles B. Johnson and Gregory E. Johnson are "interested persons" of the
   Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Charles B. Johnson is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Charles B. Johnson is the father of Gregory E. Johnson. The remaining Trustees of the Fund are Independent Trustees.

   The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 31, 2007:

                                                    Aggregate Dollar Range of Equity
Independent Trustees:                                Securities in all Funds in the
                             Dollar Range of Equity        Franklin Templeton
Name of Trustee              Securities in the Fund     Investments Fund Complex
------------------------------------------------------------------------------------
Harris J. Ashton............    $10,001--$50,000             Over $100,000
Ann Torre Bates.............          None                   Over $100,000
Frank J. Crothers...........          None                   Over $100,000
Edith E. Holiday............      $1--$10,000                Over $100,000
David W. Niemiec............          None                   Over $100,000
Frank A. Olson..............          None                   Over $100,000
Larry D. Thompson...........          None                   Over $100,000
Constantine D. Tseretopoulos          None                   Over $100,000
Robert E. Wade..............          None                   Over $100,000

                                                    Aggregate Dollar Range of Equity
Interested Trustees:                                 Securities in all Funds in the
                             Dollar Range of Equity        Franklin Templeton
Name of Trustee              Securities in the Fund     Investments Fund Complex
------------------------------------------------------------------------------------
Charles B. Johnson..........    $10,001--$50,000             Over $100,000
Gregory E. Johnson..........          None                   Over $100,000

  How often do the Trustees meet and what are they paid?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all of the Fund's shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Fund by Templeton Asset Management Ltd.--Hong Kong branch, the Fund's investment manager (the "Investment Manager"), and various other service providers.

   The Fund's Independent Trustees constitute the sole independent Board members of 14 investment companies in the Franklin Templeton Investments complex for which each Independent Trustee currently is paid a $145,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund's lead Independent Trustee is paid an annual supplemental retainer of $15,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. The Chairman of the Audit Committee of the Fund and such other investment companies, receives an additional fee of $10,000 per year, a portion of which is allocated to the Fund. Members of a Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled Board meeting. The foregoing fee arrangements went into effect after June 1, 2007, and the table below also reflects fees paid prior to such date under arrangements then in effect.

   During the fiscal year ended August 31, 2007, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees' attendance at the annual shareholders' meeting. No Trustees attended the Fund's last annual meeting held on February 23, 2007.

   Independent Trustees are also reimbursed for expenses incurred in connection with Board meetings. The Interested Trustees and certain officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The table below indicates the total fees paid to Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments fund complex. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

                                                                                  Number of Boards within
                                   Aggregate        Total Compensation from         Franklin Templeton
                                 Compensation          Franklin Templeton        Investments Fund Complex
Name of Trustee                from the Fund/(1)/ Investments Fund Complex/(2)/ on which Trustee Serves/(3)/
------------------------------------------------------------------------------------------------------------
Harris J. Ashton..............      $3,484                  $426,918                        42
Ann Torre Bates/(4) (5)/......         N/A                   155,500                        16
Frank J. Crothers.............       3,282                   173,588                        14
Edith E. Holiday..............       3,266                   469,566                        42
David W. Niemiec..............       3,282                   173,588                        14
Frank A. Olson................       3,295                   462,349                        42
Larry D. Thompson.............       3,266                   386,461                        42
Constantine D. Tseretopoulos..       3,282                   171,588                        14
Robert E. Wade/(5)/...........       3,266                   474,517                        18

--------
/(1)/ Compensation received for the fiscal year ended August 31, 2007.
/(2)/ Compensation received for the 12 months ended September 30, 2007.
/(3)/ We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments fund complex currently includes 46 U.S. registered investment companies, with approximately 155 U.S. based funds or series.
/(4)/ Ms. Bates was appointed to the Board effective January 1, 2008.
/(5)/ Ms. Bates and Mr. Wade also are independent directors of Franklin Mutual
      Series Fund Inc. and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, year of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Year of Birth and Address                    Position                     Length of Time Served
-------------------------------------------------------------------------------------------------------------------
Charles B. Johnson                          Chairman of the Board,              Chairman of the Board
                                                 Trustee and                  and Trustee since 1995 and
                                                Vice President                Vice President since 1992
Please refer to the table "Interested Trustees serving until 2010 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
-------------------------------------------------------------------------------------------------------------------
Mark Mobius (1936)                           President and Chief            President since 1987 and Chief
  17th Floor, The Chater House               Executive Officer--                      Executive
  8 Connaught Road                                Investment                     Officer--Investment
  Central, Hong Kong                              Management                    Management since 2002

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management
Ltd.; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and formerly, President, International
Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
-------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (1940)                   Vice President                        Since 1996
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin
Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 44 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------

Name, Year of Birth and Address                        Position                   Length of Time Served
----------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (1947)                       Senior Vice President and                Since 2002
  500 East Broward Blvd.                      Chief Executive Officer--
  Suite 2100                                  Finance and Administration
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------
John R. Kay (1940)                                  Vice President                     Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and
officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in
Franklin Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
----------------------------------------------------------------------------------------------------------------
Craig S. Tyle (1960)                              Vice President and                   Since 2005
  One Franklin Parkway                           Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and
formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute
(ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------
David P. Goss (1947)                              Vice President and                   Since 2000
  One Franklin Parkway                           Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------
Robert C. Rosselot (1960)                             Secretary                        Since 2004
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources,
Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust
Officer, Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------

Name, Year of Birth and Address                  Position                     Length of Time Served
--------------------------------------------------------------------------------------------------------------
Galen G. Vetter (1951)                 Chief Financial Officer and                  Since 2004
  500 East Broward Blvd.                 Chief Accounting Officer
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly,
Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
--------------------------------------------------------------------------------------------------------------
Gregory R. Seward (1956)                        Treasurer                           Since 2004
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin
Templeton Investments; and formerly, Vice President, JPMorgan Chase (2000-2004) and American General
Financial Group (1991-2000).
--------------------------------------------------------------------------------------------------------------
James M. Davis (1952)                  Chief Compliance Officer and       Chief Compliance Officer since
  One Franklin Parkway                     Vice President--AML              2004 and Vice President--
  San Mateo, CA 94403-1906                      Compliance                  AML Compliance since 2006

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly,
Director of Compliance, Franklin Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------------------------------------

..ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd.-Hong Kong Branch, a Singapore company with a branch office at The Chater House, 17/th/ Floor, 8 Connaught Road, Central, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, P. O. Box 358015, Pittsburgh, PA 15252-8015.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2007, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Principal Shareholders. As of December 31, 2007, the Fund had 18,073,033 shares outstanding and total net assets of $465,708,313.81. The Fund's shares are listed on the NYSE (NYSE: EMF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 31, 2007, there were no other persons holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of December 31, 2007, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will be given to the Board for review and consideration.

..AUDIT COMMITTEE

   Audit Committee and Independent Registered Public Accounting Firm. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal auditing. The Audit Committee is currently comprised of Ms. Bates and Messrs. Niemiec (Chairman effective October 16, 2007), Crothers and Tseretopoulos, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the listing standards applicable to the Fund.

   Selection of Auditors. The Audit Committee and the Board have selected the firm of Pricewaterhouse-Coopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $28,019 for the fiscal year ended August 31, 2007 and $33,461 for the fiscal year ended August 31, 2006.

   Audit-Related Fees. For the fiscal years ended August 31, 2007 and 2006, there were no fees paid to PwC for assurance and related services by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. There were no fees paid to PwC for such services for the fiscal year ended August 31, 2007 or for the fiscal year ended August 31, 2006.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services ("tax services") to the Fund for the fiscal year ended August 31, 2007 or for the fiscal year ended August 31, 2006.

   In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $46,000 for the fiscal year ended August 31, 2007 and $3,961 for the fiscal year ended August 31, 2006. The services for which these fees were paid included tax compliance and advice.

   All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended August 31, 2007 and $204 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   In addition, the Audit Committee pre-approves PwC's engagement for other services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such other services and not reported above were $0 for the Fund's fiscal year ended August 31, 2007 and $175,657 for the fiscal year ended
August 31, 2006. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Fund and to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund were $46,000 for the fiscal year ended August 31, 2007 and $179,822 for the fiscal year ended August 31, 2006. The aggregate non-audit fees are comprised of the amounts shown under Tax Fees and All Other Fees above for the fiscal years ended August 31, 2007 and August 31, 2006, respectively.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC's independence.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2007 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Frank A. Olson (Chairman through
                                            October 16, 2007 and member
                                            through December 31, 2007)
                                          Frank J. Crothers
                                          David W. Niemiec
                                          Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the Fund's shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Method of Tabulation. The Proposal to elect Trustees requires the affirmative vote of not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   Simultaneous Meetings. The Meeting is to be held at the same time as the annual meetings of shareholders of Templeton Emerging Markets Income Fund and Templeton Global Income Fund. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

   Adjournment. The Chairman of the Board or an authorized officer of the Fund for the Meeting, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with Delaware law and the Fund's By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2007 annual meeting.

   Shareholder Proposals. The Fund anticipates that its 2009 Annual Meeting of Shareholders will be held on or about February 20, 2009. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2009 Annual Meeting of Shareholders must send such written proposal to the Fund's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than September 16, 2008 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by September 16, 2008, as described above, may nonetheless present a proposal at the Fund's 2009 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund's offices, of such proposal not earlier than September 23, 2008 and not later than October 23, 2008. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2009 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board for the 2009 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund's offices by November 30, 2008. A shareholder proposal may be presented at the 2009 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   In addition to the requirements set forth above, a shareholder must comply with the following:

      1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund's By-Laws; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Secretary of the Fund.

      2. Each notice regarding nominations for the election of Trustees shall set forth in writing (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

      3. Each notice regarding business proposals shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

                                          By Order of the Board of Trustees,

                                          Robert C. Rosselot
                                          Secretary

January 14, 2008

                                                                      EXHIBIT A

                         NOMINATING COMMITTEE CHARTER

I. The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in
   Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II. Board Nominations and Functions.

    1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

    2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

    3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

    4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III. Committee Nominations and Functions.

      The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV. Other Powers and Responsibilities.

    1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

    2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

    3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

    4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

    5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

                                                                      EXHIBIT B

                            AUDIT COMMITTEE CHARTER

I. The Committee.

   The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time, but in no event less than three, and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in
Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate, meaning that each member is able to read and understand fundamental financial statements, including the Fund's balance sheet and income statement. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II. Purposes of the Committee.

   The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and in accordance with generally accepted accounting principles; it is the responsibility of the auditors to conduct audits and the responsibility of management to prepare the Fund's financial statements in accordance with generally accepted accounting principles.

   In giving its recommendations to the Board with respect to the Fund's financial statements, the Committee will rely on:

       1. management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles,

       2. the report of the Fund's auditors with respect to such financial statements.

   Consistent with such allocation of functions, the purposes of the Committee are:

      (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

      (b) To oversee the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof;

      (c) To act as a liaison between the Fund's auditors and the Board; and

      (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

   In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III. Powers and Duties.

   The Committee shall have the following powers and duties to carry out its purposes:

      (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the Independence Standards Board and American Institute of Certified Public Accountants.

      (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

      (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

    (iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

     (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and
          (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of
          (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      (c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits;
   (iii) consider the auditors' comments with respect to the Fund's financial, accounting and reporting policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

      (d) To receive and consider reports from the auditors:

          (i) as required by generally accepted accounting standards; and

         (ii) annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

      (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

      (f) In considering the independence of the auditors, to request from, and discuss with, the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors' judgment, could be thought to bear upon the auditors' independence; to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

      (g) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

      (h) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit of, and the report of the auditors on the Fund's annual financial statements, including footnotes and any significant audit findings.

      (i) To consider any reports of difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management's response thereto.

      (j) To review certifications of the Fund's Chief Executive Officer--Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls over financial reporting, and for any other purposes the Committee deems appropriate, as required by (S)302 of the Sarbanes-Oxley Act.

      (k) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates"). In connection therewith, the Committee shall:

          (i) determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

         (ii) if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

        (iii) at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

         (iv) acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

          (v) otherwise respond to evidence of a material violation.

IV. Other Functions and Procedures of the Committee.

      (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and
   (ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

      (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

      (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

      (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

      (f) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

                ADDITIONAL STATEMENTS FOR CLOSED-END FUNDS ONLY

(The provisions set forth in Appendix A hereto are intended to cover specific requirements and wording mandated by applicable Stock Exchange listing requirements.)

                                                                     Appendix A

   In addition to the purposes set forth above, the purposes of the Committee include:

      (a) preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and

      (b) the assistance of oversight, as either part of the full Board or as a Committee, of the Fund's compliance with legal and regulatory requirements.

   In addition to the powers and duties set forth above, the Committee shall have the following powers and duties to carry out its purposes:

      (a) To obtain and review a report by the auditors, at least annually, describing:

          (i) All relationships between the auditors and the Fund, the Fund's adviser, and any control affiliate of the adviser that provides ongoing services to the Fund;

         (ii) Any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

        (iii) The auditors' internal quality-control procedures;

      (b) To discuss generally, to the extent the Fund issues any earnings press releases or any financial information and earnings guidance provided to analysts and rating agencies, any such releases or information and guidance;

      (c) To discuss in a general manner, as either part of the full Board or as a Committee, the Fund's processes with respect to risk assessment and risk management;

      (d) To review and approve, as either part of the full Board or as a Committee, clear policies relating to the hiring by entities within Franklin Templeton Investments of employees or former employees of the auditors;

      (e) To evaluate, as either part of the full Board or as a Committee, its performance at least annually; and

      (f) Upon appointment of a member (i) to the Committee or (ii) to the audit committee of another public company, who simultaneously serves on the audit committees of three or more public companies, to request the Board to determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

   The Committee shall comply with such other rules of the New York Stock Exchange, Inc., other applicable national securities exchanges and the U.S. Securities and Exchange Commission applicable to closed-end funds, as such may be adopted and amended from time to time.

                                                              TLEMF PROXY 01/08

                         TEMPLETON EMERGING MARKETS FUND
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 22, 2008

     The undersigned hereby revokes all previous proxies for his/her shares of Templeton Emerging Markets Income Fund (the "Fund") and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394 at 12 Noon Eastern time, on February 22, 2008, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

     This Proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR the Proposal (including all nominees for trustee). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

                 (Continued and to be signed on the other side)

-------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\


     YOU CAN NOW ACCESS YOUR TEMPLETON EMERGING MARKETS FUND ACCOUNT ONLINE

Access your Fund shareholder account online via Investor ServiceDirect(R) (ISD).

The transfer agent for the Fund now makes it easy and convenient to get current information on your shareholder account.

      o View account status                   o Make address changes
      o View certificate history              o Obtain a duplicate 1099 tax form
      o View book-entry information           o Establish/change your PIN
      o View payment history for dividends

           Visit us on the web at htpp://www.bnymellon.com/shareowner

          For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time

             Investor ServiceDirect(R) is a registered trademark of
                          Mellon Investor Services LLC


PAGE


The Board of Truste es unanimously recommends a vote FOR the Proposal.

                                                             Please
                                                             mark here
                                                             for address   |_|
                                                             change or
                                                             comment noted
                                                             on proxy

Proposal - Election of Trustees.

           FOR all nominees                      WITHHOLD AUTHORITY
          listed (except as                         to vote for
            marked below)                        all nominees listed

                 |_|                                    |_|

Nominees: 01 Harris J. Ashton,
          02 Ann Torre Bates,
          03 Frank J. Crothers, and
          04 Edith E. Holiday

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

________________________________________________________________________________

                                                                         YES  NO
                                           I PLAN TO ATTEND THE MEETING. |_| |_|



Signature(s):__________________________________________Dated______________, 2008

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.
--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

--------------------------------------------------------------------------------
                                    Internet
                         http://www.proxyvoting.com/emf

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                    Telephone
                                 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
--------------------------------------------------------------------------------


If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.